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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   August 21, 2000



                             VERIZON NEW YORK INC.
            (Exact name of registrant as specified in its charter)


New York                                               1-3435                             13-5275510
(State or other jurisdiction of incorporation)         (Commission File Number)           (I.R.S. Employer Identification No.)


1095 Avenue of the Americas
New York, New York                                                                        10036
(Address of principal executive offices)                                                  (Zip Code)

     Registrant's telephone number, including area code:    (212) 395-2121


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an Exhibit is a press release issued by Verizon Communications on August 21, 2000, announcing a tentative agreement on new three year contracts with the International Brotherhood of Electrical Workers and the Communications Workers of America in New York and New England. The proposed contracts cover more than 50,000 union-represented employees in New York and the New England states.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

99  Press Release, dated August 21, 2000, issued by Verizon Communications.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VERIZON NEW YORK INC.


                            By: /s/Edwin F. Hall
                               --------------------------------------
                               Edwin F. Hall
                               Chief Financial Officer and Controller



Date:  August 28, 2000
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number
------

99       Press Release, dated August 21, 2000, issued by Verizon Communications.